UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 18, 2007
 Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3151 Jay Street
Santa Clara, CA    95054
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2007, the Board of Directors of 8x8, Inc. ("8x8") unanimously approved the amendment of 8x8's Bylaws effective as of December 18, 2007. A copy of the Bylaws, as amended, is filed as Exhibit 3.2 hereto and is incorporated into Item 5.03 of this Form 8-K by reference. Effective January 1, 2008, the NASDAQ and other major exchanges require listed securities be eligible for a Direct Registration Program. The Direct Registration Program permits ownership to be recorded and maintained on the books of 8x8 or 8x8's transfer agent without the issuance of a physical stock certificate. Sections 8.3, 8.4 and 8.10 of 8x8's Bylaws were amended to allow 8x8 to issue uncertificated shares.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

3.2    Bylaws Effective December 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2007

8X8, INC.

By: /s/ Daniel Weirich

Daniel Weirich
Chief Financial Officer, Vice President of Finance and Secretary

INDEX TO EXHIBITS

Exhibit	Description
3.2 *	Bylaws Effective December 18, 2007.

*    Also provided in PDF format as a courtesy.